EXHIBIT 99.2

willistowerswatson.com willistowerswatson.com Willis Towers Watson Earnings Release Supplemental Materials 2021 Second Quarter Financial Results August 3, 2021 © 2021 Willis Towers Watson. All rights reserved.

Willis Towers Watson Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as "may", "will", "would", "expect", "anticipate", "believe", "estimate", "plan", "intend", "continue", or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, such things as our outlook, the impact of the COVID-19 pandemic on our business, impact of the termination of the business combination with Aon plc and the divestitures contemplated in connection therewith, future capital expenditures, ongoing working capital efforts, future share repurchases, financial results (including our revenue), the impact of changes to tax laws on our financial results, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing organizational and technology changes, including investments in improving systems and processes, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained herein, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; changes in demand for our services, including any decline in consulting services, defined benefit pension plans or the purchasing of insurance; the risks related to changes in general economic, business and political conditions, including changes in the financial markets and inflation; the risks relating to the adverse impact of the ongoing COVID-19 pandemic on the demand for our products and services, our cash flows and our business operations, including increased demand on our information technology resources and systems and related risks of cybersecurity breaches or incidents; the risks relating to or arising from the termination of the business combination with Aon plc announced in March 2020 and the divestitures contemplated in connection therewith, including, among others, risks relating to the impact of such terminations on relationships, including with suppliers, customers, employees and regulators, risks relating to litigation in connection with the business combination and the impact of the costs of the business combination that will be borne by us, despite the business combination being terminated and the payment of the termination fee; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions and our ability to integrate or manage such acquired businesses; our ability to successfully hedge against fluctuations in foreign currency rates; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; our ability to comply with complex and evolving regulations related to data privacy and cyber security; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the potential impact of the anticipated replacement of the London Interbank Offered Rate ('LIBOR'); our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party services; the loss of key employees or a large number of employees; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any policy changes from the new Presidential administration and legislative actions from the current U.S. Congress; the inability to protect the Company's intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign tax laws, including on our effective tax rate, and the enactment of additional, or the revision of existing, state, federal, and/or foreign regulatory and tax laws and regulations and any policy changes from the new Presidential administration and legislative actions from the current U.S. Congress; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10-K, and our subsequent filings with the SEC. Copies are available online at http://www.sec.gov or www.willistowerswatson.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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willistowerswatson.com Willis Towers Watson Non - GAAP Measures © 2021 Willis Towers Watson. All rights reserved. In order to assist readers of our consolidated financial statements in understanding the core operating results that Willis T owe rs Watson’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted O perating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Ra te and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as fo reign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to t he Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAA P financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be mat eri ally different than the non - GAAP measures. 2

willistowerswatson.com Q2 2021 GAAP Financial Results Key Figures © 2021 Willis Towers Watson. All rights reserved. 3 $USD million, except EPS and % Three months ended June 30, Six months ended June 30, 2020 2021 2020 2021 Revenue as reported % change $2,113 $2,286 +8% $4,579 $4,876 +6% Income from Operations as reported % change $163 $260 +60% $523 $712 +36% Operating Margin % as reported change, basis points 7.7% 11.4% +370 bps 11.4% 14.6% +320 bps Net Income attributable to Willis Towers Watson as reported % change $94 $184 +96% $399 $917 +130% Diluted EPS as reported % change $0.72 $1.41 +96% $3.07 $7.04 +129% Net Cash From Operating Activities as reported % change $685 $366 - 47%

Q2 2021 Key Figures, Includes Non-GAAP Financial Results

Willis Towers Watson reports strong second quarter 2021 earnings

Total Revenue

$2.3B

Q2 2021 Revenue

Broad-Based Organic Growth

Constant currency growth of 4% and organic revenue growth of 8% for the quarter

This reflects our commitment to our clients and their rapidly evolving needs as they continue to navigate unprecedented business disruptions

Constant Currency %		*Organic %*	
+4%	+5%	+8%	0%
Q2 2021	Q2 2020	Q2 2021	Q2 2020

Adj. Diluted EPS[1]

$2.66

Q2 2021 Adj. Diluted EPS

Double-Digit Earnings Growth

Delivered strong adjusted diluted EPS growth of 48%

Underpinned by robust growth in core operations as well as effective management of non-operating activities

+48%	$1.80
Q2 2021	Q2 2020

Adj. Operating Margin[1]

17.9%

Q2 2021
Adj. Operating Margin

Core Margin Expansion

+390bps of core margin expansion

Strong organic growth coupled with operational efficiency gains and disciplined expense management helped drive margin expansion

+390bps	14.0%
Q2 2021	Q2 2020

Free Cash Flow[1]

$287M

Free Cash Flow
six months ended
June 30, 2021

Short-term Headwind

The decrease in year-over-year free cash flow was due to net legal settlement payments of approximately $185 million for the previously announced Stanford and Willis/Towers Watson merger settlements and higher incentive compensation and benefit-related items of approximately $249

-48%	$550M
YTD '21 vs. YTD '20	YTD 2020

1 Signifies Non-GAAP financial measures. See appendix for Non-GAAP reconciliations.

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willistowerswatson.com Organic Revenue Growth % Organic Growth Across All Segments Our unwavering commitment to our clients and colleagues is key to our growth © 2021 Willis Towers Watson. All rights reserved. 5 HCB had solid organic revenue growth. Talent and Rewards revenue grew due to an increase in demand for advisory work. Retirement revenue grew in Great Britain driven by funding and Guaranteed Minimum Pension (‘GMP’) equalization work. Health and Benefits revenue grew primarily from increased consulting work in North America. Technology and Administrative Solutions revenue increased due to new project and client activity in Great Britain. CRB produced strong organic growth and was led by North America who benefited from gains in connection with settlements and book - of - business sales. Revenue in International, Western Europe, and Great Britain increased due to new business generation and strong renewals across several insurance lines such as FINEX and Construction. IRR had organic revenue across most lines of business. Reinsurance growth was driven by new business wins and favorable renewals . Investments and Insurance Consulting & Technology revenue growth was led by advisory - related fee s. BDA delivered another quarter of strong organic growth and was led by Individual Marketplace, primarily TRANZACT. For the quarter, TRANZACT revenue was $ 116 million with strong growth in Medicare Advantage sales. Q2 2020 Q2 2021 Human Capital & Benefits - 2% 5% Corporate Risk & Broking 4% 8% Investment, Risk & Reinsurance 2% 15% Benefits Delivery & Administration - 3% 14% Willis Towers Watson 0% 8%

willistowerswatson.com Summary of Segment Financial Results Q2 2021 segment results compared to Q2 2020 © 2021 Willis Towers Watson. All rights reserved. 6 1 The Operating Margin percentage is rounded . As reported, $USD million, except % Q2 2020 Q2 2021 Revenue Operating Margin % 1 Revenue Operating Margin % 1 Margin Year - over - year Human Capital & Benefits 767 21% 836 23% +210 bps Corporate Risk & Broking 701 19% 788 23% +370 bps Investment, Risk & Reinsurance 413 29% 400 33% +460 bps Benefits Delivery & Administration 209 - 4% 242 - 4% - 10 bps

willistowerswatson.com Maintaining A Flexible Balance Sheet Position Reinforcing our business fundamentals; safeguarding WTW’s financial strength 7 © 2021 Willis Towers Watson. All rights reserved. A disciplined capital management strategy intended to provide Willis Towers Watson with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities, and support significant value creation for shareholders Our capital structure provides a solid foundation for business strength and growth in the long - term A solid history of effectively managing our leverage with a commitment to maintaining investment grade credit rating Our disciplined approach to managing outstanding debt has successfully reduced the leverage profile 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. $USD million June 30 , 2020 Dec 31 , 2020 June 30, 2021 Cash and Cash Equivalents 1,087 2,089 2,217 Total Debt 1 5,593 5,635 5,105 Total Equity 10,456 10,932 11,715 Debt to Adj. EBITDA 2 Trailing 12 - month 2.3x 2.3x 1.9x

A Capital Strategy Fit For The Short & Long-Term

Disciplined approach to capital allocation

A capital light business model and capital structure allow us to shift capital between growth and value creation based on changes in the businesses and/or the macro environment

A strong focus on return on investment to optimize the use of cash

A disciplined approach to managing our pipeline of investment opportunities. Matching capital with opportunities that yields the best results for our clients, colleagues, and shareholders

Goals to prioritize use of cash

1. Reinvest in our capabilities, businesses, and processes
2. Invest in innovation, technology, and new business opportunities
3. Return excess cash to shareholders through share repurchase
4. Strengthen balance sheet and liquidity
5. Sustain dividends and payout ratio
6. Pursue opportunistic mergers, acquisitions, and divestitures

CASH RETURNED TO SHAREHOLDERS

$3.6B

FY2016 to Q2 FY2021



Share repurchases
Dividends
$ million
$595
$396
$199
$986
$709
$277
$908
$602
$306
$479
$150
$329
$346
$346
$269
$269
2016
2017
2018
2019
2020
2021

MEANINGFUL DIVIDEND GROWTH

+11%

Cash dividend growth
5 years CAGR



Quarterly cash dividend per share
$0.48
$0.53
$0.60
$0.65
$0.71
0.80
+11%
2016
2017
2018
2019
2020
2021

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willistowerswatson.com willistowerswatson.com Appendix: Reconciliation of Non - GAAP Measures 9 © 2021 Willis Towers Watson. All rights reserved.

willistowerswatson.com Appendix 1: Constant currency and organic revenue change As reported, USD millions, except % 10 © 2021 Willis Towers Watson. All rights reserved. ( i ) Components of revenue change may not add due to rounding Components of Revenue Change ( i ) Three Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2021 2020 % Change Impact Change Divestitures Change Human Capital & Benefits $ 836 $ 767 9% 5% 4% 0% 5% Corporate Risk & Broking 788 701 12% 4% 8% 0% 8% Investment, Risk & Reinsurance 400 413 (3)% 4% (7)% (23)% 15% Benefits Delivery & Administration 242 209 16% 0% 16% 2% 14% Segment Revenue 2,266 2,090 8% 4% 4% (4)% 9% Reimbursable expenses and other 20 23 Revenue $ 2,286 $ 2,113 8% 4% 4% (4)% 8% Components of Revenue Change ( i ) Six Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2021 2020 % Change Impact Change Divestitures Change Human Capital & Benefits $ 1,711 $ 1,617 6% 4% 2% 0% 2% Corporate Risk & Broking 1,598 1,440 11% 4% 7% 0% 6% Investment, Risk & Reinsurance 1,005 1,028 (2)% 4% (6)% (14)% 8% Benefits Delivery & Administration 529 440 20% 0% 20% 2% 19% Segment Revenue 4,843 4,525 7% 4% 3% (3)% 6% Reimbursable expenses and other 33 54 Revenue $ 4,876 $ 4,579 6% 4% 3% (3)% 6%

willistowerswatson.com Appendix 2: Adjusted operating income and margin, adjusted EBITDA and margin, free cash flow As reported, USD millions, except % 11 © 2021 Willis Towers Watson. All rights reserved. Three Months Ended June 30, 2021 2020 Income from operations $ 260 11.4% $ 163 7.7 % Adjusted for certain items: Amortization 98 119 Transaction and integration expenses 51 14 Adjusted operating income $ 409 17.9% $ 296 14.0 % Three Months Ended June 30, 2021 2020 Net Income $ 186 8.1% $ 102 4.8 % Provision for income taxes 96 75 Interest expense 52 62 Depreciation 72 67 Amortization 98 119 Transaction and integration expenses 51 14 Loss on disposal of operations 2 2 Adjusted EBITDA and Adjusted EBITDA Margin $ 557 24.4% $ 441 20.9 % Six Months Ended June 30, 2021 2020 Cash flows from operating activities $ 366 $ 685 Less: Additions to fixed assets and software for internal use (79) (135) Free Cash Flow $ 287 $ 550 Six Months Ended June 30, 2021 2020 Income from operations $ 712 14.6% $ 523 11.4 % Adjusted for certain items: Abandonment of long - lived asset — 35 Amortization 201 240 Transaction and integration expenses 75 23 Adjusted operating income $ 988 20.3% $ 821 17.9 % Six Months Ended June 30, 2021 2020 Net Income $ 922 18.9% $ 415 9.1 % Provision for income taxes 192 153 Interest expense 111 123 Depreciation 143 165 Amortization 201 240 Transaction and integration expenses 75 23 (Gain)/loss on disposal of operations (357) 2 Adjusted EBITDA and Adjusted EBITDA Margin $ 1,287 26.4% $ 1,121 24.5%

willistowerswatson.com Appendix 3: Adjusted net income and adjusted diluted earnings per share As reported, USD millions, except % and EPS 12 © 2021 Willis Towers Watson. All rights reserved. ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. Three Months Ended June 30, 2021 2020 Net Income attributable to Willis Towers Watson $ 184 $ 94 Adjusted for certain items: Amortization 98 119 Transaction and integration expenses 51 14 Loss on disposal of operations 2 2 Tax effect on certain items listed above ( i ) (28) (30) Tax effect of statutory rate change 40 — Tax effect of the CARES Act — 35 Adjusted Net Income $ 347 $ 234 Weighted - average shares of common stock, diluted 130 130 Diluted Earnings Per Share $ 1.41 $ 0.72 Adjusted for certain items: (ii) Amortization 0.75 0.91 Transaction and integration expenses 0.39 0.11 Loss on disposal of operations 0.02 0.02 Tax effect on certain items listed above ( i ) (0.21) (0.23) Tax effect of statutory rate change 0.31 — Tax effect of the CARES Act — 0.27 Adjusted Diluted Earnings Per Share $ 2.66 $ 1.80 Six Months Ended June 30, 2021 2020 Net Income attributable to Willis Towers Watson $ 917 $ 399 Adjusted for certain items: Abandonment of long - lived asset — 35 Amortization 201 240 Transaction and integration expenses 75 23 (Gain)/loss on disposal of operations (357) 2 Tax effect on certain items listed above ( i ) (55) (65) Tax effect of statutory rate change 40 — Tax effect of the CARES Act — 35 Adjusted Net Income $ 821 $ 669 Weighted - average shares of common stock, diluted 130 130 Diluted Earnings Per Share $ 7.04 $ 3.07 Adjusted for certain items: (ii) Abandonment of long - lived asset — 0.27 Amortization 1.54 1.84 Transaction and integration expenses 0.58 0.18 (Gain)/loss on disposal of operations (2.74) 0.02 Tax effect on certain items listed above ( i ) (0.42) (0.50) Tax effect of statutory rate change 0.31 — Tax effect of the CARES Act — 0.27 Adjusted Diluted Earnings Per Share $ 6.30 $ 5.14

willistowerswatson.com Appendix 4: Adjusted income before taxes and adjusted income tax rate As reported, USD millions, except % and EPS 13 © 2021 Willis Towers Watson. All rights reserved. ( i ) The tax effect was calculated using an effective tax rate for each item. Three Months Ended June 30, 2021 2020 Income from operations before income taxes $ 282 $ 177 Adjusted for certain items: Amortization 98 119 Transaction and integration expenses 51 14 Loss on disposal of operations 2 2 Adjusted income before taxes $ 433 $ 312 Provision for income taxes $ 96 $ 75 Tax effect on certain items listed above ( i ) 28 30 Tax effect of statutory rate change (40) — Tax effect of the CARES Act — (35) Adjusted income taxes $ 84 $ 70 U.S. GAAP tax rate 33.8% 42.2 % Adjusted income tax rate 19.3% 22.2 % Six Months Ended June 30, 2021 2020 Income from operations before income taxes $ 1,114 $ 568 Adjusted for certain items: Abandonment of long - lived asset — 35 Amortization 201 240 Transaction and integration expenses 75 23 (Gain)/loss on disposal of operations (357) 2 Adjusted income before taxes $ 1,033 $ 868 Provision for income taxes $ 192 $ 153 Tax effect on certain items listed above ( i ) 55 65 Tax effect of statutory rate change (40) — Tax effect of the CARES Act — (35) Adjusted income taxes $ 207 $ 183 U.S. GAAP tax rate 17.2% 26.9 % Adjusted income tax rate 20.0% 21.1%

willistowerswatson.com About Willis Towers Watson Willis Towers Watson (NASDAQ: WLTW) is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. With roots dating to 1828, Willis Towers Watson has more than 46,000 employees and services clients in more than 140 countries. We design and deliver solutions that manage risk, optimize benefits, cultivate talent, and expand the power of capital to protect and strengthen institutions and individuals. Our unique perspective allows us to see the critical intersections between talent, assets and ideas — the dynamic formula that drives business performance. Together, we unlock potential. Learn more at willistowerswatson.com. © 2021 Willis Towers Watson. All rights reserved. 14